Delaware Group Equity Funds IV NSAR

Exhibit List

Sub-Item 77C: Matters submitted to
a vote of
security holders.

The Board of Trustees responsible
for Delaware
Large Cap Growth Fund (the
Reorganizing
Fund) approved a proposal to
reorganize the
Reorganizing Fund with and into
Delaware U.S.
Growth Fund (the Acquiring Fund), a
series of
Delaware Group Adviser Funds,
subject to
shareholder approval. The Board of
Trustees
responsible for the Acquiring Fund
also
approved the reorganization. The
Reorganization Proposal of the
Delaware Large
Cap Growth Fund with and into the
Delaware
U.S. Growth Fund, subject to
shareholder
approval, is incorporated herein by
reference
to the supplement dated August 22,
2007 to the
Registrants prospectuses for the
Delaware
Large Cap Growth Fund dated January
28, 2007
as filed with the Securities and
Exchange
Commission on August 22, 2007 (SEC
Accession
No. 0000778108-07-000003).

Sub-Item 77D: Policies with respect
to
security investments.

The Board of Trustees responsible
for Delaware
Large Cap Growth Fund (the
Reorganizing
Fund) approved a proposal to
reorganize the
Reorganizing Fund with and into
Delaware U.S.
Growth Fund (the Acquiring Fund), a
series of
Delaware Group Adviser Funds,
subject to
shareholder approval. The Board of
Trustees
responsible for the Acquiring Fund
also
approved the reorganization. The
Reorganization Proposal of the
Delaware Large
Cap Growth Fund with and into the
Delaware
U.S. Growth Fund, subject to
shareholder
approval, is incorporated herein by
reference
to the supplement dated August 22,
2007 to the
Registrants prospectuses for the
Delaware
Large Cap Growth Fund dated January
28, 2007
as filed with the Securities and
Exchange
Commission on August 22, 2007 (SEC
Accession
No. 0000778108-07-000003).

Sub-Item 77I: Terms of new or
amended
securities.

Delaware Global Real Estate
Securities Fund
and Delaware Healthcare Fund (the
Funds)
were launched on September 28,
2007. The
Funds prospectuses and Statement of
Additional Information are
incorporated herein
by reference to the 485BPOS filing
as filed with
the Securities and Exchange
Commission on
September 24, 2007 (SEC Accession
No.
0001382529-07-000107).
558184_1